SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                       Proxy Statement Pursuant to Section
                  14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2).
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                          Commission File No. 000-50508

                                   NUVIM, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.
     (1)  Title of each class of securities to which the transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of the transaction:
     Total proposed maximum aggregate value of the transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form Schedule or Registration No.:
     (3) Filing Party:
     (4) Date Filed:

                                   NuVim, Inc.

                                   ----------

                            Notice of Annual Meeting

                    2:00 O'clock PM, Thursday, May 25th, 2006

                                   ----------

     Please take notice that the Annual Meeting of the holders of the Common Stock of NuVim(R), Inc. (the "Company") shall be held at the Offices of the Company Suite 210, 12 North State Route 17, Paramus, New Jersey 07652 at two o'clock, PM on the 25th day of May 2006 to consider all of the following:

     1.   Election of five Directors for a term of one year.

     2.   Approval of the 2006 Employee Stock Option Plan.

     3.   Any other business as may properly come before the meeting.

     The enclosed proxy is solicited by the Company's management in connection with this meeting.

                                              Respectfully submitted,

                                              Mark Alan Siegel
                                              Secretary of the Company

                                   NuVim, Inc.

                                   ----------

                                 PROXY STATEMENT
                         Annual Meeting of Stockholders
                            to be held May 25th, 2006

                                   ----------

This Proxy Statement is furnished by NuVim, Inc. in connection with our Annual Meeting of Stockholders to be held on May 25th, 2006 at 2:00 P.M. at our offices, Suite 210, 12 North State Route 17, Paramus, New Jersey 07652. The mailing address of our executive office is Suite 210, 12 North State Route 17, Paramus, New Jersey 07652.

This Proxy Statement was first mailed to holders of Common Stock on or about May 4th, 2006 together with either a proxy card or voting instruction card. The proxy statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

ANNUAL REPORT

A copy of our 2005 Annual Reports on Form 10-KSB, including consolidated financial statements for the Fiscal Years concluded on December 31, 2004 ("FY 2004") and December 31, 2005 ("FY 2005"), have been mailed to all the Company's stockholders of record with this Proxy Statement. The Annual Report is not part of this Proxy Statement.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Board of Directors fixed the close of business on April 7th, 2006 as the record date for determining the stockholders eligible to vote at the meeting. As of the record date, the Company had 5,092,845 shares of its Common Stock. The holder of each share of Common Stock is entitled to one vote per share on all questions.

Our Board of Directors is soliciting your proxy to vote at the Annual Meeting be cause you were a shareholder on the record date and are entitled to vote at the meeting. You may vote your shares either by attending the meeting in person or signing and returning the enclosed proxy. The proxy form allows you to indicate how you wish your vote to be cast on the election of each director and on the approval of the Employee Stock Option Plan. If you do not direct how your vote should be cast on any question to come before the meeting, the individuals named as proxies, Messrs. Kundrat and Stanley Moger will cast your votes as they determine on any question scheduled to come before the Annual Meeting.

Our Board recommends a vote FOR each of the nominees to the Board of Directors and FOR the adoption of the 2006 Employee Stock Option Plan.

                     PLEASE COMPLETE THE ENCLOSED PROXY AND
               RETURN IT TO US IN THE POSTAGE-FREE PROXY ENVELOPE.

                        HOW TO VOTE AT THE ANNUAL MEETING

     . By use of the proxy card or voting instruction card. Be sure to complete, sign, and date the card and return it in the prepaid envelope. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote FOR the election of directors and FOR the adoption of the 2006 Employees Stock Option Plan on your behalf.

     . In person at the Annual Meeting. All stockholders may vote in person at the annual meeting. You may also be represented by another person at the meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank, or nominee and present it to our corporate Secretary when you arrive at the meeting.

     . How may I change my vote? If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by doing any of the following:

               .    Send a written notice to our corporate Secretary.

               . Submit a new, proper proxy card signed and dated after the date of the revoked proxy

               .    Attend the Annual Meeting and vote in person.

          If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank, or nominee. You may also vote in person at the annual meeting if you obtain a legal proxy as described in the preceding paragraph.

     . What constitutes a quorum? As of the record date, there were 5,092,845 shares of common stock were issued and outstanding. A majority of those outstanding shares, present or represented by proxy, constitutes a quorum for the purpose of electing directors and adopting proposals at the Annual Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

Please complete, sign, and date the proxy card and return it in the pre-paid addressed envelope to spare us the additional costs of duplicate solicitation.

COMMON STOCK OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information, as of April 7, 2006, with respect to the beneficial ownership of the Company's Common Stock by (a) the present executive officers and directors and nominees for Director of the Company and (b) the present directors and officers of the Company as a group. Unless otherwise noted, the shares are owned directly or indirectly with sole voting and investment power.

          MANAGEMENT OWNERS

                                            NUMBER OF     PERCENTAGE
                                             SHARES      OF THE CLASS
NAME AND ADDRESS OF                        BENEFICIAL    BENEFICIALLY
BENEFICIALLY OWNER                        OWNED (1)(3)     OWNED (2)
---------------------------------------   ------------   ------------
Richard P. Kundrat                           1,127,998           20.0%
Paul J. Young                                  487,365           10.7%
John L. Sullivan                               566,838            9.1%
Michael Vesey                                  270,000            5.2%
Stanley H. Moger (4)                           460,455            5.2%
William C. Franke                               10,500             .2%
Frederick S. Pierce                             11,500            8.5%
Peter V. DeCrescenzo                             8,500            0.2%
Calvin L. Hodock                                 8,500            0.2%
All directors and executive
 officers as a group (10 persons)            1,706,583           50.4%

----------
(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of March 31, 2006 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2) Percentage based on 5,092,845 shares of common stock outstanding with respect to the common stock.

(3) Includes shares issued on March 9, 2006 aggregating 831,500 in lieu of 2005 bonuses.

(4) Mr. Clark has been granted two warrants, one of which entitles him to purchase $650,000 worth of our common stock at $1.00 and one of which entitled him to purchase that number of shares of our common stock that will bring his total ownership to 9.9% following completion of our initial public offering completed in June, 2005. Based on the MR. Clark's ownership interest, the 9.9% warrant has no value because Mr. Clark already exceeds the 9.9% threshold. Mr. Clark has entered into an agreement with Stanley H. Moger under which he has agreed to share a 50% interest in these two warrants with Mr. Moger. The share total in the table reflects Mr. Clark and Mr. Moger sharing in equally in the warrant to purchase to purchase 650,000 shares at $1.00 (325,000 shares each).

There currently are no arrangements that may result in a change of ownership or control.

PRINCIPAL HOLDERS OF COMMON STOCK.

The following table sets forth information, as of March 31, 2006, with respect to the beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding Common Stock

                                           NUMBER OF      PERCENTAGE
                                             SHARES      OF THE CLASS
                                          BENEFICIALLY   BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER        OWNED (1)      OWNED (2)
---------------------------------------   ------------   ------------
Entities affiliated with Spencer Trask         579,429           11.4%
Specialty Group, LLC
 535 Madison Avenue
 New York, NY 10022
Kevin Kimberlin                                579,429(3)        11.4%
 535 Madison Avenue
 New York, NY 10022
Dick Clark                                   1,218,636(5)        22.5%
 c/o Dick Clark Productions
 3003 West Olive Avenue
 Burbank, CA 91505
Stanley H. Moger                               460,455(5)         8.5%
 1180 6th Avenue, Suite 2010
 New York, NY 10036
Stolle Milk Biologics, Inc.                     99,546(4)         2.0%
 6954 Cornell Road, Suite 400
 Cincinnati, OH 45242
Global Media Fund                              750,000           13.4%
 2481 Hartland Road, Suite 301
 Falls Church, VA 22043

----------
(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of March 31, 2006 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2) Percentage based on 5,092,845 shares of common stock outstanding with respect to the common stock.

(3) Because of Mr. Kimberlin's voting and investment control over the securities owned by STSG, Fund I, Fund II, KK Partners and SMBI, he may be deemed to be the beneficial owner of the shares owned by each such entity. He personally owns no NuVim securities and disclaims beneficial ownership of all the securities owned by STSG, Fund I, Fund II, KK Partners and SMBI, except to the extent of his pecuniary interest in each such entity, if any.

(4) Does not include any securities owned by Spencer Trask. See Note (1). Con Sterling the chief operating officer of SMBI, has voting and dispositive authority over these securities, but he acts at the direction of his board of directors. Mr. O'Brien disclaims beneficial ownership of these shares. Spencer Trask is the controlling stockholder of SMBI.

(5) Mr. Clark has been granted two warrants, one of which entitles him to purchase $650,000 worth of our common stock at $1.00 and one of which entitled him to purchase that number of shares of our common stock that will bring his total ownership to 9.9% following completion of our initial public offering completed in June, 2005. Based on the MR. Clark's ownership interest, the 9.9% warrant has no value because Mr. Clark already exceeds the 9.9% threshold. Mr. Clark has entered into an agreement with Stanley H. Moger under which he has agreed to share a 50% interest in these two warrants with Mr. Moger. The share total in the table reflects Mr. Clark and Mr. Moger sharing in equally in the warrant to purchase to purchase 650,000 shares at $1.00 (325,000 shares each).

(6) Includes an aggregate of 100,000 shares owned by officers of Global Media Fund.

SECTION 16(a) BENEFICIAL OWNERS

     Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, executive officers, and beneficial holders of more than 10% of the Company's Common Stock are required to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on our records and other information, the Company believes that all required reports were filed during FY 2005.

AGENDA ITEM 1     ELECTION OF DIRECTORS

Five directors are to be elected to hold office for approximately one year until the next Annual Meeting and until their successors have been duly elected and qualified. All nominees are presently members of the Board of Directors. The five present directors were elected before our initial public offering in June of 2005. Frederick S. Pierce, who was also elected at that time, has declined to run for reelection and left the Board of Directors on May first. We have no reason to believe that any of the nominees will not serve if elected. If any of the nominees becomes unavailable for election, which we do not expect, the proxies will cast their votes for the substitute nominees as may be designated by our Board of Directors, unless the Board reduces the number of directors as it did when Mr. Pierce resigned.

     Board vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority vote of the directors then in office, even if less than a quorum, or by a sole remaining director. The executive officers are appointed by the Board and serve at its pleasure.

     The five directors receiving the highest number of votes will be elected. When voting on the election of directors, each share of Common Stock casts one vote.

     Our Board recommends a vote FOR each of the nominees to the Board of Directors.

     BACKGROUND AND BUSINESS EXPERIENCE OF DIRECTORS

     The following sets forth information about each nominee for election at this Annual Meeting and the Company's other executive officers.

Richard P. Kundrat (63) Nominee for Director, NuVim(R) Director and Chief
     Executive Officer since 1999.
     He has served since our inception as a director and our Chief Executive Officer. He was elected as our Chairman of the Board in March 2000. He has more than 30 years experience in the beverage industry, including a total of 27 years in various positions at Thomas J. Lipton, Inc., the Lipton subsidiary of Unilever NV, Englewood Cliffs, New Jersey ("Unilever/Lipton") from which he retired in June 1996. Upon his retirement form Unilever/Lipton, he founded the business management firm, Kundrat Associates, Mahwah, New Jersey, which he operated full-time until he joined NuVim in September 1999. From November 1991 to June 1996, Mr. Kundrat was the General Manager of the Unilever/Lipton and Pepsi-Cola partnership. From June 1987 to November 1991, he was the Vice President/General Manager of the Foodservice, Bottler, Dairy Division at Unilever/Lipton. Mr. Kundrat received his B.A. degree from the University of Scranton. He currently is a director of Dialog Group, Inc.

William C. Franke, Ph.D. (61) Nominee for Director, NuVim(R) Director since
     September 2003.
     Since May 2001, he has been the Associate Director of the Center for Advanced Food Technology at Rutgers University. Before he assumed that position, he was Vice President Scientific and Regulator Affairs at Unilever North America, a position he held from March 1999 to April 2001. He received his B.S, M.S. and Ph.D. degrees in Food Science from Rutgers University.

Stanley H. Moger (70) Nominee for Director, NuVim(R) Director since March 2004.
     Since January 1998, he has served as President of SFM Entertainment, LLC, a provider of media services to major corporations. He received his B.A. degree from Colby College.

Peter V. DeCrescenzo (56) Nominee for Director, Director of the Company since
     January 2005; President and Chief Executive Officer of Dialog Group, Inc. He has been the President and Chief Executive Officer of Dialog Group, Inc. since March 2003. Dialog Group is a provider of relationship marketing communications services, business and consumer targeting databases for the healthcare, financial and other direct-to-consumer, direct-to-professional business markets. From November 2000 to March 2003, he served as President and Chief Executive Officer of HealthCare Dialog, a direct marketing company specializing in healthcare. In March 2000, HealthCare Dialog was acquired by Dialog Group, Inc. From October 1993 until November 2000, Mr. DeCrescenzo was the founding partner of PVD and Partners, a full-service healthcare marketing and communications agency. He has been the Chairman of the Board of Dialog Group, Inc. since April 2003. He received a BBA degree from Pace University.

Calvin L. Hodock (71) Nominee for Director, Director of the Company since April
     2005.
     For more than five years, Mr. Hodock has been the President and Managing Partner of The Hodock Group, a marketing consulting and research company, located in Skillman, New Jersey. Since June 2002, he also has served as Professor of Marketing, Berkeley College and from June 2002 to December 2003, he served as Adjunct Professor, Stern School of Business, New York University. He received his B.B.A degree from the University of Cincinnati and his M.S. degree in Marketing from the University of Illinois.

BOARD PARTICIPATION

     All the nominees who were members of the Board of Directors participated in all six meetings held during FY 2005 and one held since then. In addition, on two occasions since January 2005, actions were taken by written consent.

CORPORATE GOVERNANCE

Board of Directors - Our Board has positions for five Directors that are elected annually at the annual meeting of stockholders to hold office for one year and until their successors are duly elected and qualified. Board vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority vote of the directors then in office, even if less than a quorum, or by a sole remaining director. The executive officers are appointed by the Board and serve at their discretion. There are no family relationships among the directors or executive officers of NuVim.

The Board of Directors currently has three standing committees: an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee.

Audit Committee. Our Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with independent auditors, and audits of financial statements. Specific responsibilities include the following:

     .    Selecting, hiring and terminating our independent auditors.
     . Evaluating the qualifications, independence and performance of our independent auditors.
     . Approving the audit and non-audit services to be performed by the independent auditors.

     . Reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies.
     . Overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters.
     . Together with management and our independent auditors, reviewing any earnings announcements and other public announcements regarding our results of operations.
     . preparing the report that the Securities and Exchange Commission requires in our annual proxy statement.

Since Mr. Pierce's resignation, the Board has not filled his position as of the date hereof. Our Audit Committee is now comprised of Mr. DeCrescenzo alone. He is serving as Chairman. The Board has determined all members of the Audit Committee are independent under the rules of the National Association of Securities Dealers. The Board has determined that Mr. Pierce qualifies as an "audit committee financial expert," as defined by the rules of the Securities and Exchange Commission.

Compensation  Committee.   Our  Compensation  Committee  assists  our  Board  of
Directors in determining the development plans and compensation of our officers, directors and employees. Specific responsibilities include the following:

     .    Approving the compensation and benefits of our executive officers.
     . Reviewing the performance objectives and actual performance of our officers.
     .    Administering our stock option and other equity compensation plans.

Our Compensation Committee is comprised of Messrs. Hodock and Franke. Mr. Hodock
serves  as  Chairman.   The  Board  has  determined  that  all  members  of  the
Compensation Committee are independent under the rules of the NASD.

Corporate Governance and Nominating Committee. Our Corporate Governance and Nominating Committee assists the Board by identifying and recommending individuals qualified to become members of our Board of Directors, reviewing correspondence from our stockholders, and establishing, evaluating and overseeing our corporate governance guidelines. Specific responsibilities include the following:

     . Evaluating the composition, size and governance of our Board of Directors and its committees and make recommendations regarding future planning and the appointment of directors to our committees.
     . Establishing a policy for considering stockholder nominees for election to our Board of Directors.
     . Evaluating and recommending candidates for election to our Board of Directors; reviewing our corporate governance principles and providing recommendations to the Board regarding possible changes.
     . Reviewing and monitoring compliance with our Code of Ethics and our insider trading policy.

          Our Corporate Governance and Nominating Committee is comprised of Messrs. Franke, DeCrescenzo and Hodock. Mr. Franke serves as Chairman. The Board has determined that all members of the Corporate Governance and Nominating Committee are independent.

     Corporate Documents

     You can obtain corporate governance information from our home page, www.NuVim.com.. Copies of the following information can be found on the home page or is available in print to any stockholder who requests it.

          .    Our Committee Charters: Audit Committee, Corporate Governance and
               Nominating Committee, and Compensation Committee.
          .    Our Code of Conduct and Business Ethics.

EXECUTIVE OFFICERS

     Our executive officers and directors, including their ages as of March 31, 2005, and certain information about them are set forth below. Our directors serve for terms of one year, or until their successors are elected.

NAME                    AGE              POSITION
-------------------    -----     -----------------------------
Richard P. Kundrat       62      Chairman of the Board and
                                  Chief Executive Officer
Paul J. Young            68      Vice President of Operations
John L. Sullivan         61      Vice President of Sales
Michael Vesey            44      Chief Financial Officer

BACKGROUND AND BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

     The following is a brief description of the principal occupation and recent business experience of each of our executive officers and directors except Mr. Kundrat who waws discussed as a candidate for director:

Paul J. Young has been our Vice President of Operations since March 2000. He retired in March of 2006 and has joined our Advisory Board. He has more than 30 years of manufacturing and processing experience as a senior executive in the food and beverage industry, holding various operating positions with Unilever/Lipton from which he retired in January 1998. Upon his retirement from Unilever/Lipton, Mr. Young operated a consulting business, Paul Young Enterprises, LLC until December 2003. Prior thereto, from January 1997 to January 1998, he served as the Vice President of Safety Health and Environment for Unilever North American Foods, and from August 1990 to January 1997, he was Vice President of Manufacturing & Engineering at Unilever/Lipton. Mr. Young received his B.S. degree from the University of Nebraska. In the March of 2006 Paul Young resigned as the Vice President of Operations and will serve in an advisory capacity to continue to assist us on operational issues including the expansion of our co-packing relationships. The board extended the expiration date of 327,500 common stock options held by Mr. Young from 90 days after his resignation to their original expiration in 2015.

John L. Sullivan has served as our Vice President of Sales since March 2000.
     He has more than 35 years of sales management experience directing sales efforts in supermarkets, convenience stores, drug stores and mass merchandisers. For 32 years, he held various sales and marketing positions with Unilever/Lipton, including from September 1996 to September 1998, as Vice President of Sales - Food Service Division at Unilever/Lipton. Upon his retirement from Unilever/Lipton in September 1998 until he joined NuVim in March 2000, Mr. Sullivan worked as an independent consultant through his firm, John L. Sullivan and Partners, Haworth, New Jersey. He received his B.S. degree in Marketing from Fairleigh Dickinson University.

Michael Vesey served as our Chief Financial Officer from November 2004 until
     April 30, 2006. Prior to joining NuVim, from May 2003 to October 2004, Mr. Vesey served as an independent consultant advising companies on financial management issues. From September 2000 to May 2003, Mr. Vesey was the Chief Financial Officer of Dynamic Mobile Data Systems, Inc., an early stage company developing wireless communications software solutions for the transportation and field service industries. From September 1999 to September 2000, he served as the Director of Financial Management for
     Cingular Interactive, a national provider of wireless data and Internet-based communications systems. Mr. Vesey is a Certified Public Accountant, and he earned his B.B.A. degree from Pace University.

EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning total compensation received by our Chief Executive Officer and our other executive officers during the last year for services rendered to NuVim in all capacities for the last three fiscal years.

SUMMARY COMPENSATION TABLE

Annual Compensation                                                                                Long Term Compensation
------------------------------------------------------------------------------------    --------------------------------------------
                                                                                            Restricted Stock            All Other
Name & Position                       Year        Salary       Bonus        Other          Awards and Options          Compensation
--------------------------------   ----------   ----------   ----------   ----------    --------------------------   ---------------
Richard P. Kundrat
  Chairman of the Board               2005      $  202,084   $        0                 346,500 shares of common
  and CEO                                                                               stock in lieu of bonus,
                                                                                        options to purchase
                                                                                        637,500 shares of common
                                                                                        stock,
                                      2004      $  175,000   $        0
                                      2003      $  175,000   $  110,000                 1,450(1)

Paul J. Young
 Vice President of                                                                      105,000 shares of common
 Operations                                                                             stock in lieu of bonus,
                                                                                        options to purchase 327,500
                                      2005      $   77,917   $        0                 shares of common stock.
                                      2004      $  150,000   $        0
                                      2003      $  150,000   $        0                 1,250(1)

John L. Sullivan
 Vice President of Sales                                                                210,000 shares of common
                                                                                        stock in lieu of bonus,
                                                                                        options to purchase 327,500
                                      2005      $  162,500   $        0                 shares of common stock.
                                      2004      $  175,000   $        0
                                      2003      $  175,000   $  110,000                 1,450(1)

Michael Vesey
Chief Financial Officer                                                                 85,000 shares of common
                                                                                        stock in lieu of bonus,
                                                                                        options to purchase 225,000
                                      2005      $  150,000   $        0   $    4,956(2) shares of common stock.
                                      2004      $   12,500   $        0

     (1) Securities issued were warrants, exercisable at $11.00 per share for seven years. These warrants were voluntarily cancelled in 2004.

     (2) Represents reimbursement of medical and dental insurance expenses for Mr. Vesey in accordance with his contract.

The salaries and bonus reflected in the above table include accrued salaries that were paid in stock for the period January 2003 through May 2005. In 2003, the Named Officers accepted shares of common stock at $11 per share in payment of one-half of the salary owed to them for the months of February through July 2003 as follows: Mr. Kundrat was issued 3,955 shares for $43,750 of salary, Mr. Young was issued 3,410 shares for $37,500 of salary and Mr. Sullivan was issued 3,410 shares for $37,500 of salary. In November 2004, we issued shares of our common stock to each of the Named Officers in payment of the remaining deferred salaries and bonus through December 31, 2003. Mr. Kundrat was issued 77,271 shares for $298,500 of accrued salaries and bonus, Mr. Young was issued 30,949 shares for $162,500 of accrued salary and Mr. Sullivan was issued 39,646 shares for $162,500 of accrued salary. In April 2005, the Named Officers agreed to take additional shares of common stock in payment of additional accrued salary owed to them through February 2005. These shares, which are part of a restructuring plan in which our executive officers, the bridge lenders and certain creditors participated, will be issued concurrently with the closing of the offering, at a price of $3.00 per share. The shares to be issued to the Named Officers are as follows: 63,195 shares for $189,584 of accrued salary to Mr. Kundrat and 54,167 shares for $162,500 of accrued salary owed to each of Messrs. Sullivan and Young. In addition, in June 2005, the Named Officers agreed to take additional shares of common stock in payment of additional accrued salary owed to them through May of 2005. These shares, were issued concurrently with the closing of the offering, at a price of $1.00 per share, and were included in a registration statement declared effective June 21, 2005. The shares to be issued to the Named Officers are as follows: 29,167 shares for $29,167 of accrued salary to Mr. Kundrat and 25,000 shares for $25,000 of accrued salary owed to each of Messrs. Sullivan and Young. Because no public market existed for our common stock during at the time of the issuances of these shares, all of the shares issued to the Named Officers in lieu of cash salaries or bonuses were valued based upon the good faith determination of the Board of Directors of the then fair market value of our common stock, taking into account such factors as the price at which unrelated third parties had purchased our securities, our revenues and net losses and the relative strength of our balance sheet.

During 2004 the Company incurred $30,650 in consulting fees to Mr. Vesey prior to his employment.

During 2005, three executives agreed to allow the Company to defer payment of a portion of their salaries, as follows; Mr. Kundrat $43,750, Mr. Sullivan $29,166 and Mr. Vesey $14,583. In March of 2006,the executives agreed to extend payment of the salaries until January, 2007, and the Board agreed that if the executives are requested to convert their salary into restricted common stock in the future by the company, it will not be at a value higher than the fair value of similar equity instruments at December 31, 2005, which is estimated to be $.20.

The Company did not adopt a cash bonus plan in 2005. In March of 2006, the Board of Directors granted an aggregate of 546,500 shares of unregistered stock to four executives as an incentive and in lieu of a 2005 bonus plan as follows; Mr. Kundrat 346,500 shares, Mr. Sullivan 210,000 shares, Mr. Young 105,000 shares and Mr. Vesey 85,000 shares.

OPTION GRANTS IN LAST YEAR

     Options Granted and Potential Realizable Value

                                                  % of
                                                  Total
                                                 Options                                   Potential Realizable Value
                                  Securities     Granted                                      at Assumed rates of
                                  Underlying       in                                      Appreciation in Stock Price
                                   Options       Fiscal     Exercise       Expiration      ---------------------------
Name & Position                    Granted        Year        Price           date              5%            10%
------------------------------   ------------   --------   ------------   --------------   ------------   ------------
Richard P. Kundrat                 420,000.00         26%  $       1.00   June 21, 2005    $    684,136   $  1,089,372
 Chairman of the Board and CEO     230,000.00         14%  $       0.77   August 4, 2015   $    288,477   $    459,352

Paul J. Young                      227,500.00         14%  $       1.00   June 21, 2005    $    370,574   $    590,076
 Vice President of Operations      100,000.00          6%  $       0.77   August 4, 2015   $    125,425   $    199,718

John L. Sullivan                   227,500.00         14%  $       1.00   June 21, 2005    $    370,574   $    590,076
 Vice President of Sales           100,000.00          6%  $       0.77   August 4, 2015   $    125,425   $    199,718

Michael Vesey                      125,000.00          8%  $       1.00   June 21, 2005    $    203,612   $    324,218
 Chief Financial Officer           100,000.00          6%  $       0.77   August 4, 2015   $    125,425   $    199,718

OPTION EXERCISES AND HOLDINGS

     Aggregated Options exercised in Last Fiscal Year and Fiscal Year end Option Values

                                     Shares
                                   Acquired on     Value
Name & Position                      Exercise     Realized    Exercisable/Unexercisable   Exercisable/Unexercisable
---------------------------------- -----------   ----------   -------------------------   -------------------------
Richard P. Kundrat                           0   $        0             537,500/600,000                      $0/$0
  Chairman of the Board and CEO

Paul J. Young                                0   $        0             225,000/327,500                      $0/$0
  Vice President of Operations

John L. Sullivan                             0   $        0             225,000/327,500                      $0/$0
Vice President of Sales

Michael Vesey                                0   $        0             100,000/225,000                      $0/$0
Chief Financial Officer

EMPLOYMENT AGREEMENTS

     Each of our officers serves at the discretion of our Board of Directors. In September 2004, we entered into employment agreements with Richard P. Kundrat, our Chairman of the Board and Chief Executive Officer, John L. Sullivan, our Vice President of Sales and Paul Young, our Vice President of Operations. These have a three year term and became effective upon our initial public offering on June 21, 2005. Mr. Kundrat's base salary is $225,000 per year; Messrs. Sullivan and Young are entitled to receive $175,000 in base salary annually. These base salaries are subject to increase at the discretion of the Board. Under each employment agreement, the executive is entitled to participate in an annual bonus program, if and when such program is adopted by the Board. Each executive's receipt of bonus compensation is within the sole discretion of the Board of Directors, and the Board has the right to alter, amend or eliminate all or any part of any bonus at any time, without compensation. Each executive also is entitled to participate in all of our employee benefit plans, including any stock plan adopted by the Board that permits participation by executive officers. The executive officers currently do not receive company-provided health insurance or any similar benefits under their respective agreements. The Board may terminate each agreement at any time for "cause" or in the event of the executive's disability or death. If the agreement is terminated without "cause," the executive is entitled to one year's base salary, in addition to any other accrued benefits which have been earned or become payable as of the date of the termination. In the event that the agreement is terminated because of death or disability, we will continue to pay the executive's full salary through the end of the month in which his period of employment ends, together with any benefits which have been earned or become payable as of the termination date. As part of each agreement, the executive has signed a nondisclosure, developments and nonsolicitation agreement, in which he agrees, among other things, to protect our confidential information, not to solicit our employees, and not to breach any agreements with third parties.

     In December 2004, we entered into an employment agreement with Michael Vesey, our Chief Financial Officer. The agreement provides for an initial $150,000 annual base salary, subject to periodic increases as may be determined by the Compensation Committee, the possibility of bonuses and stock option grants, in the discretion of the Compensation Committee, reimbursement of expenses and health insurance. The agreement has no specific termination date. The Board may terminate the agreement at any time for "cause" or in the event of disability or death. If the agreement is terminated without "cause," Mr. Vesey is entitled to one year's base salary, in addition to any other accrued benefits which have been earned or become payable as of the date of the termination. As part of the agreement, Mr. Vesey signed a nondisclosure and nonsolicitation agreement, in which he agreed, among other things, to protect our confidential information, not to solicit our employees and not to breach any agreements with third parties.

Securities authorized for issuance under equity compensation plans

The equity compensation reported in this section has been and will be issued pursuant to individual compensation contracts and arrangements with employees, directors, consultants, advisors, vendors, suppliers, lenders and service providers. The equity is reported on an aggregate basis as of December 31, 2005. Our security holders have not approved the compensation contracts and arrangements underlying the equity reported.

     Directors' Compensation

Prior to our initial public offering in June of 2005 we have never paid cash compensation to our directors, but directors have, from time to time, received shares of common stock and option grants. Under the 2005 Directors Stock Option Plan, which becomes effective upon the closing of the initial public offering, each director received an option to purchase 10,000 shares of common stock, which vests and becomes exercisable over three years in equal installments. Each director also received 7,500 for their first year of service, and is eligible to receive an option to purchase an additional 7,500 shares in each year of service thereafter. Each director also receives an option to purchase an additional 500 shares for each committee on which that director serves, except that each year the chairman of the Audit Committee receive an option to purchase 4,000 shares and the chairmen of the Compensation Committee and the Corporate Governance and Nominating Committee each receive an annual option to purchase 2,000 shares as compensation for their services as chairman of the committees. The annual options become immediately vested and exercisable.

     Non-employee directors are reimbursed for their reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors.

INDEPENDENT PUBLIC ACCOUNTANTS

     Withum Smith & Brown, P.C. of Bidgewater, New Jersey, have served as auditors during 2005. The Audit Committee and the Board have selected them to act as our auditor for 2006, but knows no final agreement has been reached. They are not expected to attend the Annual Meeting, and have not asked for an opportunity to address the shareholders.

     The following table sets forth fees billed to the Company by the Company's independent auditors for the year ended December 31, 2005 and December 31, 2004 for (i) services rendered for the audit of the Company's annual financial statements and the review of the Company's quarterly financial statements, (ii) services rendered that are reasonably related to the performance of the audit or review of the Company's financial statements that are not reported as Audit Fees, and (iii) services rendered in connection with tax preparation, compliance, advice and assistance. The Board pre-approved all services rendered by the Company's independent auditors.

Principal Accountant Fees and Services

                                 December 31,   December 31,
For the fiscal year ended           2005            2004
------------------------------   ------------   ------------
Audit Fees                       $     82,382   $     96,420
Audit - Related Fees                   20,000         41,260
Tax Fees                                7,500          7,500
                                 ------------   ------------
  Total Fees                     $    109,882   $    145,180
                                 ============   ============

STOCK PERFORMANCE CHART

                                                High Bid       Low Bid
                                                --------      --------
2006
  First Quarter (through April 26, 2006)        $   0.73      $   0.50
    Second Quarter                              $   0.53      $   0.27

2005
    First Quarter                                    N/A           N/A
    Second Quarter                                   N/A           N/A
    Third Quarter                               $   1.00      $   0.48
    Fourth Quarter                              $   0.68      $   0.33

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Following is a description of our current relationships with SMBI and Spencer Trask or those transactions or series of transactions with them that have occurred during the past fiscal year where the amount involved was at least $60,000. There were other transactions with affiliates of Spencer Trask prior to the last fiscal year. SMBI is the provider of the whey protein concentrate for which we have exclusive distribution rights under a License and Supply Agreement. SMBI is controlled by Spencer Trask, a beneficial owner of more than 5% of our common stock.

     Transactions with SMBI

     In March of 2005 we entered into a Modification and Extension Agreement with SMBI Providing for the payment of past due accounts payable, royalties and interest payable in two installments aggregating $452, 278. We made a payment of $250,000 in July 2005, and $202, 277 in January 2006 under the agreement. Upon payment of the final installment in January 2006, SMBI assigned us the NuVim trademark.

     SMBI whey protein concentrate ("WPC"), which contains SMBI's patented micronutrients, LactoMune and LactoActin, is the key ingredient in our products. In January 2000, we had entered into the Supply Agreement with SMBI, which also was amended and restated in May 2004.

Under the Supply Agreement, SMBI agrees to use commercially reasonable efforts to supply us with our full requirement of WPC upon which our product depends. The current agreement expires in 2014, with automatic renewals for two two-year terms unless either party gives notice, six months prior to the end of any term, of intent not to renew. Under the Supply Agreement, SMBI will not give such notice if we demonstrate, to its satisfaction, that we have used our best reasonable commercial efforts to meet the established minimum purchase requirements.

     Under the supply agreement we are required to make minimum purchases to maintain exclusive distribution rights. For 2005 the minimum purchase quantity under the Supply Agreement will be three metric tons.

     In 2005, we purchased $88,000 of product under the Supply Agreement.

     Transactions with Spencer Trask

     Spencer Trask had guaranteed our obligations under a $2,500,000 line of credit from Bank of Wachovia pursuant to which we have borrowed the full amount. Additionally we issued Spencer Trask Secured Convertible Prommissory notes in the principal amount of $2,480,000. In May of 2005 Spencer Trask was assigned our notes payable with the Bank of Wachovia.

     In June, 2005, upon effectiveness of our initial public offering, Spencer Trask accepted a total of 461,700 shares of our common stock as payment in full for the notes assigned from the Bank of Wachovia, the Secured Convertible notes, and all accrued interest theron. The number of shares was negotiated between the parties did not necessarily bear any relationship to any recognized criterion of value. This agreement was conditioned upon the closing of the initial public offering.

AGENDA ITEM 2     APPROVAL OF THE 2006 EMPLOYEE STOCK OPTION PLAN

     Prior to our initial public offering of common stock and warrants, we had adopted several stock option plans to encourage the NuVim's employees and key consultants to perform better by linking their interests to those of the stockholders through equity based incentives. Almost all the shares available for issuance under those plans have been committed. Stock Options are a key aspect of the NuVim's compensation program is designed to attract, retain, and motivate the highly qualified individuals required by our business plan. The 2006 Employee Stock Option Plan (the "2006 Plan") meets both needs. All of the Company's employees are eligible to participate in the plan.

     The affirmative votes of a majority of the common shares that are voted are necessary to approve these changes.

     Our Board recommends a vote FOR the adoption of the 2006 Employee Stock Option Plan

     At its March 2006 meeting, the Directors proposed to adopt the 2006 Plan to make common stock options available to executives, employees, advisors, and consultants and continue provide automatic grants to each outside director and each chair and member of a Board committee.

     The number of shares subject to the plan shall be 2,000,000 shares. In addition to authorizing grants to employees and consultants, the 2006 Plan provides automatic annual grants to our Outside Directors of options to purchase 50,000 shares and, to each Independent Directors who is a chair or member of a Board Committee, of options to purchase 10,000 shares for each committee on whoch they serve.

     The only aspect of the 2006 Plan which affects the Company's directors and executive officers is the provision relating to the automatic grants. The following table shows the number of common shares which would be granted to or confirmed for each executive officer, the non-executive directors, and the Non-Executive Officer Employee Group on the date of each annual meeting.

                                NEW PLAN BENEFITS
                               from the amendments

                         2006 Employee Stock Option Plan

                                   ----------

Name  and Position               Dollar Value   Number of Units
------------------------------   ------------   ---------------
Rick Kundrat, CEO                    None            None
Michael Vesey, CFO                   None            None
Executive Group                      None            None
Non-Executive Director Group          (1)         100,000(2)
Non-Executive Office
 Employee Group                       (3)            (3)

     (1) The dollar value of the option grants will only be known on the date of each annual meeting.
     (2) Assuming there are four outside directors and they chair and are members of the Audit, Compensation, and Corporate Governance and Nominations Committees.
     (3) Depends on action by the Compensation and Designated Option Committees after the approval of the plan amendments.

     Approval of the Plan requires the affirmative vote of the holders of a majority of the shares of common stock, casting one vote each,

     A copy of the 2006 Plan, with these amendments indicated therein, is included in this Information Statement as Exhibit H and the description below is qualified in its entirety by reference to the 2006 Plan.

     Number of Options Authorized - The Amendment to the 2006 Plan reserves 2,000,000 shares of the Company's Common Stock for the issuance of options under the 2006 Plan.

     The 2006 Plan Administration - The Compensation Committee of the Board of Directors will administer the 2006 Plan. If no Compensation Committee is designated, the Board of Directors shall administer the Plan.

     Term and Amendment of the 2006 Plan - The 2006 Plan was effective as of March 9, 2006, but is subject to approval by the Stockholders the 2006 Annual Meeting. No Options may be granted on or after March 9, 2016. The Board of Directors may suspend or terminate the 2006 Plan at any time and it shall terminate when all the shares reserved for options have been purchased. The Board may amend the Plan as its deems necessary and intends to make any amendments necessary to comply with changes in the Income Tax or Securities Laws of the United States or the State of its incorporation.

     Stock Option Award - Stock options  awarded may be either  Qualified  under
Section 442 of the Internal Revenue Code or are Non-Qualified because the fall outside Section 442's requirements. The options generally expire 10 years after the date of grant and are not all available for exercise immediately upon grant. The exercise price of the options may not be less than the fair market value on the date of grant. The 2006 Plan provides that the Committee for any reason, including complying with state and Federal securities laws, may restrict the transfer of Stock Options. The Stock Option Certificate utilized by the Committee restricts transfer of the Option and allows exercise after termination under limited circumstances.

     Adjustments - After the common stock consolidation proposed at this 2006 Annual Meeting, the number of shares reserved for the exercise of Options and, at all times, the number of shares for which an Option is outstanding shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, among other things, stock dividends and stock splits.

     Federal Income Tax Consequences - The granting of Qualified Stock Options or Nonqualified Stock Options does not result in immediate taxable income to the optionee.

     The exercise of a Qualified Stock Option will not result in taxable income to the optionee if the optionee does not dispose of the stock within two years of the date the option was granted and one year after the option is exercised. If these requirements are met, any gain realized by the optionee will be taxed as a long-term capital gain. The Company will not receive a tax deduction for the resulting gain. If these holding periods are not met, the option will be treated generally as a nonqualified Stock Option for tax purposes.

     The exercise of a Nonqualified Stock Option award will result in taxable income to the optionee. The amount by which the market price exceeds the exercise price would be taxable as ordinary income. Income tax obligations may be met either through cash payments at the time of exercise or through share withholding. At the discretion of the Committee, options may be allowed to elect to defer the receipt of the taxable shares resulting form the exercise. If this election is made, the optionee will be liable for the taxes on the full value of the shares plus any accumulated dividends at their value upon distribution. The Company will receive a tax deduction for the compensation that corresponds to the compensation gain.

AGENDA ITEM 3     OTHER MATTERS

     Your Board of Directors knows of no other matters to be brought before the Annual Meeting, but if other matters properly come before the meeting, the votes cast Messrs. Kundrat, Vesey, and Moger as proxies will probably constitute a majority of the votes that may be cast by the common stock and thus determine the outcome of any vote on a new matter.

STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

     Nominations for director and Stockholder proposals relating to the Company's 2007 Annual Meeting must be received by the Company at its principal executive offices, 12 North State Route 17, Paramus New Jersey 07652, Attention:
CEO, no later than February 24th, 2007.

EXPENSES OF MEETING

     The Company will bear the expenses in preparing, printing, and mailing the Information Statement and Annual Reports for FY 2004 and FY 2005 on Form 10-KSB to the stockholders. The cost of soliciting the proxies on behalf of our Board in connection with this meeting is estimated to be about $ 10,000. Our employees, officers, and directors may also solicit proxies. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of common stock.

     Your Board of Directors is asking you for a proxy and urging you to vote FOR the election of all five nominees directors and FOR the adoption of the 2006 Employee Stock Option Plan.

                                          By Order of the Board of Directors,

                                          /s/ Mark Alan Siegel
                                          Secretary of the Company

Dated: May 5, 2006

                                    Exhibit A

                                   NuVim, Inc.

                             2006 STOCK OPTION PLAN

SECTION 1  PURPOSE

     The purpose of this Plan is to promote the interests of NuVim, Inc. (the "Company") by granting Options to purchase Stock to Key Employees, Outside Directors, Independent Advisors, and Key Consultants in order to (a) attract and retain Key Employees, Outside Directors, Independent Advisors, and Key Consultants; (b) provide an additional incentive to each Key Employee and Key Consultant to work to increase the value of the Stock; and (c) provide each Key Employee, Outside Director, Independent Advisor, and Key Consultant with a stake in the future of the Company which corresponds to the stake of the Company's stockholders.

SECTION 2  DEFINITIONS

     Each term set forth in this section 2 shall have the meaning set forth opposite such term for purposes of this Plan and for any Option granted under this Plan. For purposes of such definitions, the singular shall include the plural and the plural shall include the singular. Unless otherwise expressly indicated, all SECTION references herein shall be construed to mean references to a particular SECTION of this Plan.

     2.1  Board means the Board of Directors of the Company.

     2.2  Change of Control means any of the following:

          (i) the acquisition, other than from the Company, by any individual, entity or group (within the meaning of section 13(d) or 14(d)(2) of the Securities Exchange Act of 1934, as amended from time to time) (the "Exchange Act"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15% or more of either (A) the then outstanding shares of Stock (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Company Voting Securities"); provided, however, that any acquisition by
     (x) the

     Company or any of its subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (y) any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such acquisition in substantially the same portion as their ownership, immediately prior to such acquisition of the Outstanding Company Common Stock and Company Voting Securities, as the case may be, shall not constitute a change in control of the Company; or

          (ii) individuals who, as of January 31, 2006, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to January 31, 2006, whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the incumbent Board shall be considered as though such individual was elected prior to January 31, 2006, even if his initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

          (iii) approval by the shareholders of the Company of a reorganization, merger or consolidation (a "Business Combination"), in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such Business Combination do not, following such Business Combination, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportion as their ownership immediately prior to such Business Combination or the Outstanding Company Common Stock and Company Voting Securities, as the case may be; or

          (iv) (A) a complete liquidation or dissolution of the Company or a (B) sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, following such sale or disposition, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the Outstanding Company Common Stock and Company Voting Securities, as the case may be, immediately prior to such sale or disposition.

     2.3  Code means the Internal Revenue Code of 1986, as amended.

     2.4 Committee means the committee of Non-Employee Directors appointed by the Board to administer this Plan as contemplated by section 5.

     2.5 Company means NuVim, Inc., a Delaware corporation, and any successor to this corporation.

     2.6  Exchange Act means the Securities Exchange Act of 1934, as amended.

     2.7 Fair Market Value in respect of the Stock on any day means (a) if the principal market for the Stock is a national securities exchange, the average between the high and low sales prices of the Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange; (b) if the principal market for the Stock is not a national securities exchange and the Stock is quoted on The NASDAQ Stock Market ("NASDAQ"), and (i) if actual sales price information is available with respect to the Stock, then the average between the high and low sales prices of the Stock on such day on NASDAQ, or (ii) if such information is not available, then the average between the highest bid and lowest asked prices for the Stock on such day on NASDAQ; or
(c) if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on NASDAQ, then the average between the highest bid and lowest asked prices for the Stock on such day as reported by The Nasdaq Bulletin Board, or a comparable service; provided that if clauses (a), (b) and
(c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, then the fair market value of the Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Committee shall be conclusive in determining the fair market value of the stock.

     2.8 For cause, when used in connection with termination of a grantee's employment, shall have the meaning set forth in any then-effective employment agreement between the grantee and the Company or Subsidiary. In the absence of such an employment agreement, "for cause" means: (a) charge or conviction of a felony or any other crime (whether or not involving the Company or a Subsidiary); (b) engaging in any substantiated act involving moral turpitude;
(c) the continual or frequent possession by grantee of an illegal substance or abuse by the grantee of a controlled substance or alcohol resulting in a pattern of behavior disruptive to the business operations of the Company or a Subsidiary; (d) engaging in any act which, in each case, subjects, or if generally known would subject, the Company or a Subsidiary to public ridicule or embarrassment; (e) any action by the grantee which constitutes dishonesty relating to the Company or a Subsidiary, a willful violation of law (other than traffic and similar minor offenses) or a fraud against the Company or a Subsidiary; (f) material violation of the Company's or a Subsidiary's written policies, including, without limitation, those relating to sexual harassment or the disclosure or misuse of confidential information; (g) misappropriation of the Company's or a Subsidiary's funds or assets by the grantee for personal gain; or (h) serious neglect or misconduct in the performance of the grantee's duties for the Company or a Subsidiary or willful or repeated failure or refusal to perform such duties; in each case determined by the Committee, which determination shall be final, binding and conclusive.

     2.9 Independent Advisor shall mean any person appointed to the Company's Advisory Committee by the Board.

     2.10 Insider shall mean an employee who is, at the time of an award made under this Plan, an insider pursuant to ss. 16 of the Exchange Act.

     2.11 ISO means any option granted under this Plan to purchase Stock which satisfies the requirements of section 422 of the Code. Any Option that is not specifically designated as an ISO shall under no circumstances be considered an ISO.

     2.12 Key Consultant means any consultant or independent contractor of the Company or a Subsidiary (other than a Non-Employee Director) or any such consultant or contractor who is a Non-Employee Director and who serves as such a consultant or contractor pursuant to a written agreement with the Company which has been approved by the Board, in either case who, in the judgment of the Committee, acting in its absolute discretion, is a key to the success of the Company or a Subsidiary.

     2.13 Key Employee means any employee of the Company or a Subsidiary, who, in the judgment of the Committee acting in its absolute discretion, is a key to the success of the Company or a Subsidiary.

     2.14 Non-Employee Director means any member of the Board of Directors of the Company qualified as such under SEC Rule 16b-3(b)(3)(i) under the Exchange Act, or any successor rule.

     2.15 Non-ISO means any option granted under this Plan to purchase stock that fails to satisfy the requirements of section 422 of the Code or has been specifically denominated as a non-ISO by the Committee as of the time the option is granted.

     2.16 Option means an ISO or a Non-ISO.

     2.17 Option Certificate means the written agreement or instrument which sets forth the terms of an Option granted to a Key Employee, Independent Advisor, Key Consultant, or Outside Director under this Plan.

     2.18 Option Price means the price which shall be paid to purchase one share of stock upon the exercise of an Option granted under this Plan.

     2.19 Outside Director means any member of the Board of Directors of the Company who is not employed by the Company, regardless of whether such person qualifies as a Non-Employee Director.

     2.20 Parent Corporation means any corporation which is a parent corporation of the Company within the meaning of section 424(e) of the Code.

     2.21 Plan means this NuVim, Inc. 2006 Stock Option Plan, as amended from time to time.

     2.22 Principal Officer means the Chairman of the Board (if the Chairman of the Board is a payroll employee), the Chief Executive Officer, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Chief Financial Officer, and the Treasurer of the Company and any other person who is an "officer" of the Company as that term is defined in SEC Rule 16a-1(f) under the Exchange Act or any successor rule there under.

     2.23 Securities Act means the Securities Act of 1933, as amended.

     2.24 SEC means the Securities Exchange Commission.

     2.25 Stock means the Common Stock, $.00001 par value per share, of the Company.

     2.26 Subsidiary means any corporation that is a subsidiary corporation of the Company within the meaning of section 424(f) of the Code.

     2.27 Ten Percent Shareholder means a person who owns after taking into account the attribution rules of section 424(d) of the Code more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Subsidiary or a Parent Corporation.

SECTION 3. SHARES SUBJECT TO OPTIONS

     There shall be 2,000,000 shares of Stock reserved for issuance in connection with ISOs and Non-ISOs granted under this Plan. Shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. Any shares of Stock subject to an Option which remain after the cancellation, expiration, or exchange of that Option for another Option thereafter shall again become available for use under this Plan.

SECTION 4. EFFECTIVE DATE

     The effective date of this Plan shall be March 9, 2006, subject to approval by the stockholders of the Company acting at a duly called meeting of stockholders or acting by unanimous written consent in lieu of a meeting, provided the stockholder approval occurs within twelve (12) months after the date the Board approves and adopts this Plan.

SECTION 5. COMMITTEE

     (a) The Compensation Committee, consisting solely of not less than two (2) Non-Employee Directors, shall administer this Plan. The members of the Committee shall be appointed by, and serve at, the pleasure of the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 promulgated under the Exchange Act, all actions relating to awards to persons subject to section 16 of the Exchange

Act shall be taken by the Committee (as defined below). In addition, to the extent required for compensation realized from awards under the Plan to be deductible by the Company pursuant to section 162(m) of the Code, all actions relating to awards to persons subject to section 162(m) of the Code shall be taken by the Committee (as defined below).

     (b) The Committee acting in its absolute discretion shall exercise all powers and take any action as expressly called for under this Plan. Furthermore, the Committee shall have the power to interpret this Plan and to take any other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected Key Employee, Key Consultant, Independent Advisor, or Outside Director and on each other person directly or indirectly affected by that action.

SECTION 6. ELIGIBILITY

     Only Key Employees, Key Consultants, Independent Advisors, and Non-Employee Directors shall be eligible for the grant of Options under this Plan.

SECTION 7. GRANT OF OPTIONS

     7.1 Committee Action. The Committee, acting in its absolute discretion, shall grant Options to Key Employees and Key Consultants under this Plan from time to time to purchase shares of Stock. The Committee shall determine the number of shares subject to Options granted to each Independent Advisor. In addition, the Committee shall have the right to grant new Options in exchange for outstanding Options. Options shall be granted to Outside Directors as provided in section 7.3 of this Plan. Each grant of an Option shall be evidenced by an Option Certificate, and each Option Certificate shall:

     (a)  specify whether the Option is an ISO or Non-ISO; and

     (b) incorporate such other terms and conditions as the Committee, acting in its absolute discretion deems consistent with the terms of this Plan, including, without limitation, a limitation on the number of shares subject to the Option which first became exercisable or subject to surrender during any particular period.

If the Committee grants an ISO and a Non-ISO to a Key Employee on the same date, the right of the Key Employee to exercise or surrender one of these Options shall not be conditioned on his or her failure to exercise or surrender the other Option. In connection with the termination for any reason of employment by or service to the Company or any Subsidiary of any particular holder of any Option, the Committee may, in its discretion, determine to accelerate the time that Option first becomes exercisable during any particular period as provided in the related Option Certificate; provided, however, that the Committee may not extend any period with respect to any shares of Stock subject to that Option. The Committee may also, in its discretion, condition the grant of an ISO or a Non-ISO upon the acceptance by a Key Employee, Independent Advisor, or Key Consultant of one or more modifications to outstanding options, including but not limited to, forfeiture of all profits if the Key Employee provides services to a competitor within a reasonable time as determined in the discretion of the Committee or the improper disclosure of the Company's confidential or proprietary information.

     7.2 $100,000 Limitation. To the extent that the aggregate Fair Market Value of the stock with respect to which ISOs and other incentive stock options satisfying the requirements of section 422 of the Code granted to a Key Employee under this Plan and under any other stock option plan adopted by the Company, a Subsidiary, or a Parent Corporation first become exercisable in any calendar year exceeds $100,000 (based upon the Fair Market Value on the date of the grant), such Options shall be treated as Non-ISOs.

     7.3  Annual Issue for Directors and Committee Chairs

     (a) Each Outside Director shall, effective upon election or appointment at the annual meeting any time on or after May 1, 2006, but not more often than once a calendar year, shall be granted an option to purchase 50,000 shares.

     (b) In addition to the foregoing, each Chair of a Regular Board Committee shall, effective on election or appointment at the annual meeting in each year commencing in 2006, but not more often than once a calendar year, shall be granted an option to purchase 10,000 shares.

     (c) In addition to both of the foregoing, each member of a Regular Board Committee shall, effective on election or appointment at the annual meeting in each year commencing in 2006, but not more often than once a calendar year, shall be granted an option to purchase 10,000 shares.

     (d) If a person becomes an Outside Director, Regular Committee Chair, or Regular Committee Member, after the annual meeting in any year, they shall immediately, but not more often than once in a calendar year be granted the applicable options described in 7.3 (a), (b), and (c).

     (e) All of the Option granted to each individual shall be exercisable immediately.

     (f) The Option Price for each share of stock subject to an options granted under this section shall be the Fair Market Value of a share of Stock on the date the Option is granted.

     (g) Each Option granted pursuant to this section shall be an ISO to the maximum extent possible.

SECTION 8. OPTION PRICE

     The Option Price for each share of Stock subject to an ISO shall not be less than the Fair Market Value of a share of Stock on the date the Option is granted. If the Option is an ISO and the Key Employee is a Ten Percent Shareholder, the Option Price for each share of Stock subject to that Option shall not be less than 110% of the Fair Market Value of a share of Stock on the date the Option is granted. The Option Price shall be payable in full upon the exercise of any Option, and an Option Certificate at the discretion of the Committee (except for an Option granted to a Non-Employee Director) may provide for the payment of the Option Price either in cash or in Stock acceptable to the Committee or in any combination of cash and Stock acceptable to the Committee. Any payment made in Stock shall be treated as equal to the Fair Market Value of that Stock on the date the properly endorsed certificate for such Stock is delivered to the Committee.

SECTION 9.     EXERCISE PERIOD

     (a) Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall provide that:

          (1) an Option is exercisable before the date such Option is granted, or

          (2) an Option is exercisable after the date which is the tenth anniversary of the date such Option is granted.

If an option that is an ISO is granted to a Key Employee who is a Ten Percent Shareholder, the Option Certificate shall provide that the Option is not exercisable after the expiration of five years from the date the Option is granted. An Option Certificate may provide for the exercise of an Option after the employment of a Key Employee or service by an Independent Advisor or Key Consultant has terminated for any reason whatsoever, including death or disability. In connection with the termination for any reason of employment by or service to the Company or any Subsidiary of any particular holder of any Option, the Committee may, in its discretion, determine to extend the period during which that Option may be exercised as provided in the related Option Certificate; provided, however, that no extension shall permit an Option to be exercised beyond the date specified in paragraph (b) of this section or the date applicable to Options granted to a Ten Percent Shareholder, as the case may be.

     (b) Notwithstanding any other provision of this section, upon a Change of Control each Option granted under this Plan prior to that Change of Control shall immediately become exercisable to the full extent of the original grant and, in the case an Option held by a Key Employee shall remain exercisable for three months (or such longer period as specified in the particular Option with regard to all or any shares of Stock covered by such Option) after any termination of employment of that Key Employee.

SECTION 10.    TRANSFERABILITY

     The Committee shall impose any restrictions on the transfer of options granted under the Plan as it may deem advisable, including, without limitation, restrictions deemed necessary or advisable under applicable federal securities laws, under the requirements of any stock exchange or market upon which Stock is then listed in or traded, and under any Blue Sky or state securities laws applicable to such Stock. Upon request of any person receiving an award of an Option under the Plan, the Committee may, in its sole and absolute discretion, determine to remove any transfer restriction originally imposed and may, in connection with the removal of such transfer restriction, impose such conditions (including restrictions on further transfers of the Option or upon transfers of the Stock upon exercise of the Option) as the Committee, in its discretion, may deem advisable, including, without limitation, restrictions deemed by the Committee to be necessary or advisable in order to comply with applicable federal and state securities laws or the requirements of any stock exchange or market upon which the Stock is then listed or traded. Subject to its authority to impose any conditions on further transfers, the Committee shall authorize the transfer of Options for bona fide estate planning purposes or for contributions to qualified charities or charitable trusts.

SECTION 11.    SECURITIES REGISTRATION AND RESTRICTIONS

     Each Option Certificate shall provide that, upon the receipt of shares of Stock as a result of the exercise or surrender of an Option, the Key Employee, Key Consultant, Independent Advisor, or Outside Director shall, if so requested by the Company, hold those shares of Stock for investment and not with a view toward resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement to that effect satisfactory to the Company. Each Option Certificate shall also provide that, if so requested by the Company, the Key Employee, Key Consultant, Independent Advisor, or Outside Director shall represent in writing to the Company that he or she will not sell or offer to sell any of these shares of Stock unless a registration statement shall be in effect with respect to that Stock under the Securities Act and any applicable state securities law or unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that registration is not required. Certificates representing the Stock transferred upon the exercise or surrender of an Option granted under this Plan may, at the discretion of the Company, bear a legend to the effect that this Stock has not been registered under the Securities Act or any applicable state securities law and that this Stock may not be sold or offered for sale in the absence of (i) an effective registration statement as to this Stock under the Securities Act and any applicable state securities law or (ii) an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that registration is not required. Furthermore, the Company shall have the right to require a Key Employee, Key Consultant, Independent Advisor, or Outside Director to enter into any stockholder or other related agreements as the Company deems necessary or appropriate under the circumstances as a condition to the issuance of any Stock under this Plan to a Key Employee, Key Consultant, Independent Advisor, or Outside Director.

SECTION 12.    LIFE OF PLAN

     No Option shall be granted under this Plan on or after the earlier of

          (a) the tenth anniversary of the original effective date of this Plan as determined under section 4; provided, however, that after that anniversary this Plan otherwise shall continue in effect until all outstanding Options have been exercised in full or no longer are exercisable, or

          (b) the date on which all of the Stock reserved under section 3 of this Plan has, as a result of the exercise of Options granted under this Plan, been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on that date.

SECTION 13.    ADJUSTMENT

     The number of shares of Stock reserved under section 3 of this Plan, the number of shares of Stock to be granted from time to time pursuant to section
7.3 of this Plan (if permitted by the exemption in Rule 16b-3 under the Exchange Act or any successor rule), the number of shares of Stock that may be granted pursuant to section 5 of this Plan by the Committee to any single Key Employee or Key Consultant, and the number of shares of Stock subject to Options granted under this Plan and the Option Price of such Options shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, stock dividends, stock consolidations, or stock splits. Furthermore, the Board shall have the right to adjust in a manner which satisfies the requirements of section 424(a) of the Code the number of shares of Stock reserved under section 3 of this Plan and the number of shares subject to Options granted under this Plan and the Option Price of such Options in the event of any corporate transaction described in section 424(a) of the Code that provides for the substitution or assumption of these Options. If any adjustment under this section 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, any fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this section 13 by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in "the number of shares reserved under section 3" within the meaning of section 15(a) of this Plan.

SECTION 14.    SALE OR MERGER OF THE COMPANY

     If the Company agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division, or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and the agreement governing the transaction does not provide for the assumption or substitution of the Options granted under this Plan, each then outstanding Option, at the direction of the Board, may be canceled unilaterally by the Company as of the effective date of that transaction in exchange for a payment in cash or Stock, or in a combination of cash and Stock, equal in amount to the excess of the Fair Market Value on that date of the shares represented by the canceled Options over the Option Price for such shares.

SECTION 15.    AMENDMENT OR TERMINATION

     This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, that no such amendment shall be made absent the approval of the stockholders of the Company
(a) to increase the aggregate number of shares reserved under section 3, (b) to change the class of persons eligible for Options under section 6 or (c) to materially modify the requirements as to eligibility for participation in this Plan, (d) to otherwise materially increase the benefits accruing under this Plan to Plan participants if such approval would be required in order for the Company to comply with applicable law or the rules or regulations of any stock exchange or market on which the Stock is traded or listed. The Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, that the Company shall not have the right to unilaterally cancel or, in a manner which would materially adversely affect the holder, amend or modify any Option granted before such suspension or termination unless (i) the Key Employee, Key Consultant, Independent Advisor, or Outside Director previously consents in writing to that modification, amendment, or cancellation or (ii) there is a dissolution or liquidation of the Company or a transaction described in section 13 or section 14 of this Plan.

     It is the intention of the Company that the Plan shall comply with the conditions of Rule 16b-3 of the Exchange Act, as that Rule may from time to time be amended. The Board shall have the authority, without the approval of the stockholders, to amend the Plan from time to time to include any conditions, terms or other provisions which may be required to be set forth in a plan in order for transactions by directors or officers to be exempt under Rule 16b-3 of the Exchange Act or any successor exemption.

SECTION 16.    CHANGE OF CONTROL

     Notwithstanding any other provision of the Plan, upon a Change of Control each Option granted under this Plan prior to that Change of Control shall immediately become exercisable to the full extent of the original grant and shall remain exercisable for three months (or such longer period as specified in the particular Option with regard to all or any shares of Stock covered by such Option) after (i) any termination of employment of any Key Employee; or (ii) resignation or removal of any Outside Director from the Company's Board of Directors.

SECTION 17.    MISCELLANEOUS

     17.1 No Stockholder Rights. No Key Employee, Key Consultant, Independent Advisor, or Outside Director shall have any rights as a stockholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her exercise or surrender of that Option pending the actual delivery of Stock subject to that Option to any Key Employee, Key Consultant, Independent Advisor, or Non-Employee Director.

     17.2 No Contract of Employment. The grant of an Option to a Key Employee, Key Consultant, Independent Advisor, or Outside Director under this Plan shall not constitute a contract of employment or consulting or right to continue to serve on the Company's Board of Directors and shall not confer on a Key Employee, Key Consultant, Independent Advisor, or Outside Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the Option Certificate which evidences his or her Option.

     17.3 Withholding. The exercise or surrender of any Option granted under this Plan shall constitute a Key Employee's full and complete consent to whatever action the Committee elects to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to that exercise or surrender.

     17.4 Governing Law and Construction. All rights and obligations under this Plan and the Option Certificates shall be construed and interpreted with the laws of the State of New York, without giving effect to the principles of conflict of laws.

     17.5 Indemnification. In addition to any other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken by them as directors or members of the Committee and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Board) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the director or Committee member is liable for gross negligence or willful misconduct in the performance of his or her duties. To receive this indemnification, a director or Committee member must first offer in writing to the Company the opportunity, at its own expense, to defend that action, suit or proceeding.

     The Company, the Board, and the Committee shall not be required to give any security or bond for the performance of any obligation that may be created by the Plan.

                        ANNUAL MEETING OF STOCKHOLDERS OF

                                   NUVIM, INC.

                                  MAY 11, 2006







                           Please date, sign and mail
                             your proxy card in the
                          envelope provided as soon
                                  as possible.








                           | Please detach along perforated line and mail in the envelope provided. |
-------------------------------------------------------------------------------------------------------------------------------

   [ ]
-------------------------------------------------------------------------------------------------------------------------------

                 THE BOARD OF DIRECTORS RECOMMENDS AVOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                         FOR  AGAINST  ABSTAIN
1. Election of Directors:                                 2.  Approval of the 2006 Employee Stock        [ ]    [ ]      [ ]
                                                              Option Plan
                           NOMINEES:
[ ]  FOR ALL NOMINEES      O  Richard P. Kundrat          3.  In their discretion, the proxies are authorized to vote upon such
                           O  William C. Franke, Ph.D.        other business as may properly come before the meeting.
[ ]  WITHHOLD AUTHORITY    O  Stanley H. Moger
     FOR ALL NOMINEES      O  Calvin L. Hodock
                           O  Peter V. DeCrescenzo

[ ]  FOR ALL EXCEPT
     (See instructions below)

INSTRUCTION: To withhold authority to vote for any
------------ individual nominee(s), mark "FOR ALL
             EXCEPT" and fill in the circle next to
             each nominee you wish to withhold, as        This proxy is solicited on behalf of the Board of Directors of
             shown here:                            [ ]   through Company. This proxy, when properly executed, will be voted in
-------------------------------------------------------   accordance with the instructions given above. If no instructions are given, this proxy will be voted "FOR" election of the Directors and
                                                          "FOR" proposal 2.







-------------------------------------------------------
To change the address on your account,  please
check the box at right and  indicate  your new
address in the  address  space  above.  Please      [ ]
note that changes to the registered name(s) on
the  account  may not be  submitted  via  this
method.
-------------------------------------------------------

Signature of Stockholder _____________________ Date:  _________  Signature of Stockholder _____________________ Date: _________

     Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly,  each holder should sign. When signing as executor, administrator,  attorney, trustee or guardian, please give full title as such. If the signer is a corporation,  please sign full corporate name by duly  authorized  officer,  giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

-------------------------------------------------------------------------------------------------------------------------------

                                   NUVIM, INC.

            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2006 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Richard P. Kundrat and Stanley H. Moger as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of NuVim, Inc. held of record by the undersigned on April 7, 2006, at the Annual Meeting of Stockholders to be held at the Company's headquarters located at 12 North State Route 17, Paramus, NJ 07652 on May 11, 2006, or any adjournment or postponement thereof.

                (Continued and to be signed on the reverse side)